EXHIBIT 10.9


                          CORNELL CAPITAL PARTNERS, LP
                          101 HUDSON STREET, SUITE 3700
                              JERSEY CITY, NJ 07302


                                             October 24, 2005


Louis Pardo, President
Poseidis, Inc.
222 Lakeview Ave., PMB 160,
West Palm Beach, FL 33401


         Re:      Poseidis, Inc. (the "Company")


Dear Mr. Pardo:

     The Company and Cornell Capital Partners, LP ("Cornell") entered into various financing transactions on August 26, 2005 including a Standby Equity Distribution Agreement ("SEDA"). In connection with, and contemporaneously to the SEDA, the Company, Cornell, and David Gonzalez, Esq. ("Escrow Agent") also entered into an Escrow Agreement ("Escrow Agreement"). This letter shall set forth the following agreements between the Company and Cornell:

     1. The Company and Cornell hereby agree to terminate the Escrow Agreement and remove David Gonzalez as the Escrow Agent.

     2. The Company and Cornell shall enter into an Amended and Restated Standby Equity Distribution Agreement attached hereto as Exhibit A to amend the original SEDA to take into effect of the termination of the Escrow Agreement and removal of the Escrow Agent.




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Poseidis, Inc.
October 24, 2005
Page 2 of 2




     Please indicate your agreement to the forgoing by signing below where indicated.


                             Sincerely,


                             CORNELL CAPITAL PARTNERS, LP

                             By:      Yorkville Advisors, LLC
                             Its:     General Partner

                             By:      /s/ Mark Angelo
                                      -------------------------------
                             Name:    Mark Angelo
                             Title:   Portfolio Manager











Agreed and Acknowledged:

POSEIDIS, INC.

By:      /s/ Louis Pardau dit Pardo
         -------------------------------
Name:    Louis Pardau dit Pardo
Title:   President




cc:      David Gonzalez, Esq.



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Poseidis, Inc.
October 24, 2005
Page 3 of 2



                                    EXHIBIT A

                              AMENDED AND RESTATED
                      STANDBY EQUITY DISTRIBUTION AGREEMENT